Inventories	12 Months Ended
Dec. 31, 2017
Inventory, Net [Abstract]
Inventories
INVENTORIES
Inventories, net of reserves of $360 million and $260 million in 2017 and 2016, respectively, are comprised of the following at December 31:

	2017	2016
Finished goods	$2,577	$1,585
Work in process and raw materials	1,930	1,581
Total inventories, net	$4,507	$3,166

During 2017 and 2016, we recorded $157 million and $138 million of inventory impairments as a result of certain restructuring activities initiated by the Company. Charges for inventory impairments are reported in the "Cost of goods sold" caption of the consolidated and combined statements of income (loss).